THE SCHNEIDER
                                   SMALL CAP
                                   VALUE FUND

                                     ANNUAL
                                     REPORT

                                August 31, 1999

[GRAPHIC OMITTED]
SCHNEIDER CAPITAL MANAGEMENT

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 1999

Dear Fellow Shareholder:

     We are pleased to provide you with the report of the Schneider Small Cap Value Fund for the fiscal year ended August 31, 1999.

     The Schneider Small Cap Value Fund earned a spectacular 82.5% total return during its inaugural period of operation. The table below compares our fund's total return (capital appreciation plus reinvested dividends) for the fiscal year with those of the Russell 2000 Value Index and the average Small Cap Value mutual fund. The Fund's return is based on an increase in net asset value from $10.00 per share on September 2, 1999 to $18.04 per share on August 31, 1999, adjusted for dividends totaling $0.13 per share paid on December 20, 1998.

     Schneider Small Cap Value Fund          82.5%
     Russell 2000 Value Index                11.9%

     The significant improvement in the global economy provided a favorable environment for our fund. Investors confident that the international financial crisis was all but behind us, began to shift their attention from large-cap stocks to small cap stocks during the spring, especially commodity stocks, reversing a trend that has prevailed for almost six years.

     Energy and technology were the leading sectors for the Russell 2000 Value Index during the Fund's fiscal year. Our 11% weighting in the energy sector added meaningfully to overall fund returns. We emphasized natural gas stocks where U.S. productive capacity is declining almost 5% per year while demand is growing over 2% per year. Increased product prices brought on by this cyclical upturn pushed stock prices markedly higher as seen in two of our larger holdings -- Western Gas Resources and Newpark Resources.

     An overweighting in the technology sector also boosted Fund performance. Holdings of commodity semiconductor companies such as Integrated Device Technology and Integrated Silicon Solutions returned higher profits driven by improved product pricing and stronger demand.

     The Fund benefited from good stock selection in other sectors as well. InterTan Inc. -- a retailer that operates stores under the trade name of Radio Shack and Tandy -- and Westcorp -- an automobile finance company -- more than doubled in price during the period.

     Our caution about the finance sector, which is about 30% of the Russell 2000 Value Index, paid off as banks continue to lose market share to other financial intermediaries and were one of the worst performing groups in the index.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 1999

OUTLOOK

     With the national savings rate below zero, meaning households are spending all of their after-tax income and tapping into savings or borrowing in order to spend more, and a tightening Federal Reserve, we do not foresee a period of strong domestic growth. However, most countries outside of the U.S. which did not participate in the economic boom during these past few years should experience accelerating growth which will benefit commodity producers, especially those with little new capacity coming on line such as paper and chemicals.

     Valuations remain extraordinarily compelling in small cap value stocks relative to the broad market. It is our goal to invest in the most promising of these stocks and realign the portfolio as needed to provide optimal returns.

YEAR 2000

     The Fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000,. While Year 2000 issues could have a negative effect on the Fund, we are currently working to avoid such problems. We are also working with other systems providers and vendors servicing the Portfolios to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on or after January 1, 2000. Year 2000 problems may also hurt issuers whose securities the Fund holds or securities markets generally.

     Thank you for your investment in the Schneider Small Cap Value Fund.

                                                   /S/SIGNATURE
                                                   ARNOLD C. SCHNEIDER III, CFA

                                                   Arnold C. Schneider III, CFA
                                                   Portfolio Manager
                                                   Schneider Capital Management

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 1999

             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund (1)(2) vs. Russell 2000 Value Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          Schneider Small              Russell 2000
                             Cap Value                 Value Index
  9/2/98                      10,000                     10,000
 9/30/98                      10,000                     10,565
10/31/98                      11,930                     10,879
11/30/98                      12,410                     11,174
12/31/98                      12,471                     11,524
 1/31/99                      13,786                     11,263
 2/28/99                      12,531                     10,494
 3/31/99                      13,007                     10,408
 4/30/99                      15,222                     11,358
 5/31/99                      16,233                     11,706
 6/30/99                      18,044                     12,130
 7/31/99                      18,731                     11,843
 8/31/99                      18,246                     11,190

                         Total Returns

                                   VALUE ON            SINCE
                                AUGUST 31, 1999    INCEPTION(3)
                                ---------------    ------------
Schneider Small Cap Value           $18,246            82.5%
Russell 2000 Value Index            $11,190            11.9%

     The Fund's return is based on an increase in net asset value from $10.00 per share on September 1, 1998 to $18.04 per share on August 31, 1999, adjusted for dividends totaling $.13 per share paid from net realized gains.
------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

(2) Schneider Capital Management waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) Aggregate return for the period September 2, 1998 (commencement of operations) through August 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1999

                                                        SHARES         VALUE
                                                        ------     ------------
  COMMON STOCKS -- 95.0%
  AEROSPACE/DEFENSE -- 2.2%
  BE Aerospace, Inc.* ............................       6,000     $    103,875
  Orbital Sciences Corp.* ........................       8,300          184,156
                                                                   ------------
                                                                        288,031
                                                                   ------------
  AGRICULTURE -- 1.1%
  Corn Products International, Inc. ..............       4,200          136,763
                                                                   ------------
  ALUMINUM -- 1.1%
  Commonwealth Industries, Inc. ..................      10,000          143,750
                                                                   ------------
  CHEMICALS -- 1.6%
  Airgas, Inc.* ..................................       9,800          128,625
  Arch Chemicals, Inc. ...........................       4,000           78,750
                                                                   ------------
                                                                        207,375
                                                                   ------------
  CHEMICALS AND PLASTIC -- 1.0%
  Wellman, Inc. ..................................       8,000          134,500
                                                                   ------------
  CHEMICALS - SPECIALTY -- 2.5%
  M.A. Hanna Co. .................................      10,000          136,875
  NL Industries, Inc. ............................      15,000          180,937
                                                                   ------------
                                                                        317,812
                                                                   ------------
  COMMUNICATION SERVICES -- 2.5%
+ ICO Global Communications
    (Holdings) Limited ...........................      10,000            7,500
  Metromedia International Group, Inc.* ..........      34,600          218,413
  PageMart Wireless, Inc., Class A* ..............      15,000           95,625
                                                                   ------------
                                                                        321,538
                                                                   ------------
  COMMUNICATIONS EQUIPMENT -- 1.5%
  Brightpoint, Inc.* .............................      28,000           98,875
  Clearnet Communications, Inc., Class A* ........       6,200           98,425
                                                                   ------------
                                                                        197,300
                                                                   ------------
  COMPUTER COMPONENTS -- 1.2%
  Komag, Inc.* ...................................      40,000          127,500
  Read-Rite Corp.* ...............................       6,000           33,750
                                                                   ------------
                                                                        161,250
                                                                   ------------

                                                        SHARES         VALUE
                                                        ------     ------------
ELECTRICAL EQUIPMENT -- 4.2%
CellStar Corp.* ..................................      12,000     $     63,750
Exide Corp. ......................................      11,000          121,687
Sensormatic Electronics Corp.* ...................      11,100          129,731
Vishay Intertechnology, Inc.* ....................      10,787          231,246
                                                                   ------------
                                                                        546,414
                                                                   ------------
ELECTRONIC COMPONENTS & ACCESSORIES -- 1.5%
Arrow Electronics, Inc.* .........................      10,000          198,750
                                                                   ------------
ELECTRONICS - INSTRUMENTS -- 3.0%
Credence Systems Corp.* ..........................       6,000          258,000
Integrated Measurement System* ...................       9,000          124,875
                                                                   ------------
                                                                        382,875
                                                                   ------------
FARM MACHINERY & EQUIPMENT -- 0.9%
New Holland N.V.* ................................       7,300          113,150
                                                                   ------------
FINANCE -- 2.2%
AmeriCredit Corp.* ...............................      11,000          140,937
Union Acceptance Corp., Class  A* ................      20,000          142,500
                                                                   ------------
                                                                        283,437
                                                                   ------------
FINANCIAL SERVICES -- 5.1%
Arcadia Financial Corp.* .........................      20,200          114,887
Billing Information Concepts Corp.* ..............      19,000           99,750
Delta Financial Corp.* ...........................      20,000          120,000
Westcorp, Inc. ...................................      23,000          322,000
                                                                   ------------
                                                                        656,637
                                                                   ------------
FOODS -- 1.2%
Chiquita Brands International, Inc. ..............       7,000           46,375
Imperial Sugar Co. ...............................      18,000          110,250
                                                                   ------------
                                                                        156,625
                                                                   ------------
FOOTWEAR -- 0.6%
Barry (R.G.) Corp.* ..............................      13,000           82,875
                                                                   ------------
HEALTHCARE -- 3.2%
Coventry Health Care, Inc.* ......................      18,800          189,175
Foundation Health Systems, Inc.* .................      10,500          133,875
United Wisconsin Services, Inc. ..................      13,100           92,519
                                                                   ------------
                                                                        415,569
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                        SHARES         VALUE
                                                        ------     ------------
INSURANCE - PROPERTY & CASUALTY-- 0.9%
Professionals Group, Inc. ........................       4,500     $    117,000
                                                                   ------------
LEASING - TRUCK -- 1.0%
AMERCO* ..........................................       5,000          125,625
                                                                   ------------
MANUFACTURING - SPECIALTY -- 1.0%
Albany International Corp.* ......................       8,000          132,500
                                                                   ------------
METAL MINING -- 1.1%
Brush Wellman, Inc. ..............................       8,000          136,000
                                                                   ------------
NATURAL GAS - DISTRIBUTION -- 1.6%
Star Gas Partners, L.P.* .........................       3,821           32,956
Western Gas Resources, Inc. ......................      10,000          170,625
                                                                   ------------
                                                                        203,581
                                                                   ------------
OFFICE AND BUSINESS EQUIPMENT -- 0.8%
Danka Business Systems, PLC (ADR)* ...............      10,000           98,125
                                                                   ------------
OIL AND GAS - EQUIPMENT -- 2.0%
Grey Wolf, Inc.* .................................      90,800          261,050
                                                                   ------------
OIL & GAS - EXPLORATION -- 3.1%
Gulf Canada Resources, LTD.* .....................      10,000           40,000
Swift Energy Co.* ................................      20,000          252,500
Titan Exploration, Inc.* .........................      19,600          107,800
                                                                   ------------
                                                                        400,300
                                                                   ------------
OIL AND GAS - REFINING -- 1.9%
Tesoro Petroleum Corp.* ..........................       6,400          115,600
Valero Energy Corp. ..............................       6,000          127,500
                                                                   ------------
                                                                        243,100
                                                                   ------------
OIL AND GAS - SERVICES -- 1.9%
Newpark Resources, Inc.* .........................      27,700          249,300
                                                                   ------------
PACKAGING / CONTAINERS -- 1.9%
Gaylord Containers Corp., Class A* ...............      30,900          249,131
                                                                   ------------
PAPER -- 3.1%
Longview Fibre Co. ...............................      14,000          181,125
Mercer International, Inc. .......................      51,000          219,938
                                                                   ------------
                                                                        401,063
                                                                   ------------

                                                        SHARES         VALUE
                                                        ------     ------------
PAPER & FOREST PRODUCTS -- 2.7%
Pope & Talbot, Inc. ..............................      15,000     $    182,813
Rayonier, Inc. ...................................       4,000          166,000
                                                                   ------------
                                                                        348,813
                                                                   ------------
PLASTIC PRODUCTS -- 1.1%
Tupperware Corp. .................................       6,300          142,144
                                                                   ------------
REAL ESTATE -- 3.4%
American Real Estate Partners, L.P.* .............      15,000          119,063
Newhall Land & Farming Co. .......................       5,900          133,856
Prison Realty Corp. ..............................      14,000          182,875
                                                                   ------------
                                                                        435,794
                                                                   ------------
RESTAURANTS -- 0.6%
Avado Brands, Inc. ...............................      12,000           82,500
                                                                   ------------
RETAIL - GROCERY STORES -- 1.1%
The Great Atlantic & Pacific Tea Co., Inc. .......       4,000          140,500
                                                                   ------------
RETAIL - SPECIALTY -- 4.3%
Intertan, Inc.* ..................................      17,000          314,500
J. Baker, Inc. ...................................      20,600          154,500
The Sports Authority, Inc.* ......................      25,000           90,625
                                                                   ------------
                                                                        559,625
                                                                   ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.9%
Bank Plus Corp.* .................................      17,000           77,563
Hudson City Bancorp* .............................      12,800          168,000
                                                                   ------------
                                                                        245,563
                                                                   ------------
SEMICONDUCTORS - EQUIPMENT -- 5.0%
Ultratech Stepper, Inc.* .........................      12,800          171,200
Varian Semiconductor Equipment
   Associates, Inc.* .............................      21,000          477,750
                                                                   ------------
                                                                        648,950
                                                                   ------------
SEMICONDUCTORS - TECHNOLOGY -- 9.8%
General Semiconductor, Inc.* .....................      35,000          343,438
Integrated Device Technology, Inc.* ..............      28,300          551,850
Integrated Silicon Solution, Inc.* ...............      34,500          373,031
                                                                   ------------
                                                                      1,268,319
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1999

SHIPPING -- 0.8%
Overseas Shipholding Group Inc. ..................       7,100     $     98,956
                                                                   ------------
STEEL -- 2.1%
Birmingham Steel Corp. ...........................      20,000          146,250
Schnitzer Steel Industries, Inc., Class A ........       7,000          124,250
                                                                   ------------
                                                                        270,500
                                                                   ------------
STEEL - SPECIALTY -- 3.1%
NS Group, Inc.* ..................................      23,000          273,125
UCAR International, Inc.* ........................       5,000          121,875
                                                                   ------------
                                                                        395,000
                                                                   ------------
TELECOMMUNICATION -- 0.3%
STAR Telecommunications, Inc.* ...................       7,000           40,250
                                                                   ------------
TIRES & INNER TUBES -- 0.9%
Titan International, Inc. ........................      10,000          111,250
                                                                   ------------
UTILITIES -- 1.0%
Unisource Energy Corp.* ..........................      10,600          126,538
                                                                   ------------
   TOTAL COMMON STOCKS
      (Cost $9,998,787) ..........................                   12,276,128
                                                                   ------------
CANADIAN COMMON STOCK -- 1.9%
Boardwalk Equities, Inc.* ........................      10,000           91,813
Canadian Hotel, Inc. .............................      25,000          153,301
                                                                   ------------
   TOTAL CANADIAN COMMON STOCK
      (Cost $242,364) ............................                      245,114
                                                                   ------------
UNITED KINGDOM COMMON STOCK -- 0.4%
PIC International Group PLC* .....................      60,000           44,863
                                                                   ------------
   TOTAL UNITED KINGDOM COMMON
      STOCK (Cost $76,324) .......................                       44,863
                                                                   ------------
                                                         PAR
                                                        (000)          VALUE
                                                        ------     ------------
CONVERTIBLE BONDS -- 1.5%
Asia Pulp & Paper Convertible
   (CAA1, CCC+)
   3.500%, 04/30/03 ..............................    $    320      $   199,603
                                                                    -----------
   TOTAL CONVERTIBLE BONDS
      (Cost $168,762) ............................                      199,603
                                                                    -----------
SHORT-TERM INVESTMENT -- 2.3%
Rodney Square Cash Reserve
   4.82% 09/01/99 ................................         303          303,452
                                                                    -----------
   TOTAL SHORT-TERM INVESTMENT
      (Cost $303,452) ............................                      303,452
                                                                    -----------
TOTAL INVESTMENTS -- 101.1%
   (Cost $10,789,689) ............................                   13,069,160
                                                                    -----------
LIABILITIES IN EXCESS
   OF ASSETS-- 1.2% ..............................                     (145,434)
                                                                    -----------
NET ASSETS-- 100.0% ..............................                  $12,923,726
                                                                    ===========
------------
*    Non-income producing.
+    Security is fair valued under the direction of the Board of Directors.

The Moody's Investor Service, Inc. and Standard and Poor's Ratings Group's ratings indicated are the most recent ratings available at August 31, 1999. (Unaudited)

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1999

ASSETS
   Investments, at value (cost -- $10,789,689) .............         $13,069,160
   Receivable for investments sold .........................              42,917
   Dividends and interest receivable .......................              10,143
   Receivable from investment advisor ......................              27,097
   Receivable for Fund shares sold .........................              50,000
                                                                     -----------
     Total Assets ..........................................          13,199,317
                                                                     -----------
LIABILITIES
   Payable for investments purchased .......................             251,966
   Accrued expenses payable and other liabilities ..........              23,625
                                                                     -----------
     Total Liabilities .....................................             275,591
                                                                     -----------
NET ASSETS
   Capital stock, $0.001 par value .........................                 716
   Additional Paid-in capital ..............................           8,892,867
   Accumulated net realized gain from investments
     and foreign exchange transactions, if any .............           1,750,672
   Net unrealized appreciation on investments and
     foreign currency, if any ..............................           2,279,471
                                                                     -----------
   Net assets applicable to shares outstanding .............         $12,923,726
                                                                     ===========
Shares outstanding .........................................             716,341
                                                                     ===========
Net asset value, offering and redemption price per share ...              $18.04
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                             STATEMENT OF OPERATIONS

                                                              FOR THE PERIOD
                                                            SEPTEMBER 2, 1998*
                                                         THROUGH AUGUST 31, 1999
                                                        ------------------------
Investment Income
   Dividends ...............................................      $   54,080**
   Interest ................................................          12,564
                                                                  ----------
                                                                      66,644
                                                                  ----------
Expenses
   Administration fees .....................................         101,588
   Advisory fees ...........................................          71,634
   Transfer agent fees and expenses ........................          28,615
   Printing ................................................          17,757
   Custodian fees and expenses .............................          17,506
   Audit and legal fees ....................................          16,499
   Federal and state registration fees .....................          13,926
   Administrative service fees .............................          10,745
   Directors fees ..........................................             477
   Insurance ...............................................              95
   Other ...................................................             801
                                                                  ----------
     Total expenses before waivers and reimbursements ......         279,643
   Less: waivers and reimbursements ........................        (200,844)
                                                                  ----------
     Total expenses after waivers and reimbursements .......          78,799
                                                                  ----------
Net investment (loss) ......................................         (12,155)
                                                                  ----------
Net realized and unrealized gain on investments
   and foreign exchange transactions:
   Net realized gain from:
     Investments ...........................................       1,814,987
     Foreign exchange transactions .........................             123
   Net change in unrealized appreciation on:
     Investments ...........................................       2,279,470
     Foreign exchange transactions .........................               1
                                                                  ----------
   Net realized and unrealized gain on investments
     and foreign currency ..................................       4,094,581
                                                                  ----------
Net increase in net assets resulting from operations .......      $4,082,426
                                                                  ==========
------------------
 *   Commencement of operations.
**   Net of foreign withholding taxes of $2,503.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE PERIOD
                                                            SEPTEMBER 2, 1998*
                                                         THROUGH AUGUST 31, 1999
                                                        ------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment loss .....................................     $   (12,155)
   Net realized gain from investments
     and foreign currency transactions, if any .............       1,815,110
   Net change in unrealized appreciation on
     investments and foreign currency
     transactions, if any ..................................       2,279,471
                                                                 -----------
   Net increase in net assets resulting  from operations ...       4,082,426

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized capital gains ..............................         (52,283)
                                                                 -----------
     Total dividends and distributions to shareholders .....         (52,283)
                                                                 -----------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL
     SHARE TRANSACTIONS ....................................       8,893,583
                                                                 -----------
     Total increase in net assets ..........................      12,923,726

NET ASSETS
   Beginning of period .....................................              --
                                                                 -----------
   End of period (includes undistributed
     net investment income of $0) ..........................     $12,923,726
                                                                 ===========
------------------
*    Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                                            SEPTEMBER 2, 1998*
                                                         THROUGH AUGUST 31, 1999
                                                        ------------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .......................         $ 10.00
Net investment (loss) ......................................           (0.02)
Net realized and unrealized gain/(loss)
   on investments and
   foreign exchange transactions, if any(2) ................            8.19
                                                                     -------
Net increase/(decrease) in net assets
   resulting from operations ...............................            8.17
                                                                     -------
Dividends and distributions to shareholders from:
Net investment income ......................................              --
Net realized capital gains .................................           (0.13)
                                                                     -------
Total dividends and distributions to shareholders ..........           (0.13)
                                                                     -------
Net asset value, end of period .............................         $ 18.04
                                                                     =======
Total investment return(3) .................................           82.46%
                                                                     =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..................         $12,924
Ratio of expenses to average net assets(1)(4) ..............            1.10%
Ratio of net investment income to average net assets(1)(4) .           (0.17)%
Portfolio turnover rate ....................................          145.99%

------------------
 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the period are not in accord with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3)  Not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period September 2, 1998 through August 31, 1999 would have been 3.90%, and the ratio of net investment loss to average net assets would have been (2.97%).

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1999

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has sixteen investment portfolios, including the Schneider Small Cap Value Fund (the "Fund") which commenced investment operations on September 2, 1998. As of the date hereof, the Fund offers one class, the Institutional Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.03 billion are currently classified into ninety-seven classes. Each class represents an interest in one of fifteen investment portfolios of RBB. The classes have been grouped into sixteen separate "families", nine of which have begun investment operations, including the Schneider Small Cap Value Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern Standard Time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Schneider Capital Management, LP (the Fund's investment adviser or "SCM") considers creditworthy pursuant to criteria approved by RBB's Board of Directors. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. SCM marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 1999

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     SCM serves as the Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The adviser has voluntarily agreed to limit the Fund's total operating expenses for the current fiscal year and contractually agree to limit the Funds total operating expenses for the following fiscal year to the extent that such expenses exceeded 1.10% of the Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the period September 2, 1998* through August 31, 1999, investment advisory fees, waivers and reimbursements of expenses were as follows:

                               GROSS                     NET
                              ADVISORY                 ADVISORY
                                FEES       WAIVERS       FEES     REIMBURSEMENTS
                              --------    ---------    --------   --------------
     Schneider Small
       Cap Value Fund         $71,634     $(71,634)     $  --       $(58,799)
------------------
*    Commencement of operations.

     The Fund will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 1999

     PFPC Trust Company serves as custodian of the Fund. PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, National Association, serves as administrator for the Fund. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund.

     For the period September 2, 1998* through August 31, 1999, PFPC, at their discretion, voluntarily agreed to waive a portion of their administration fees for the Fund. During this period, PFPC's administration fees and related waivers were as follows:

                                        GROSS                           NET
                                   ADMINISTRATION                 ADMINISTRATION
                                        FEES         WAIVERS            FEES
                                   --------------   ---------     --------------
Schneider Small Cap Value Fund        $101,588      $(49,863)         $51,725
------------------
*    Commencement of operations.

     In addition, PFPC serves as the Fund's transfer and disbursing agent. PFPC, at their discretion, voluntarily agreed to waive a portion of their transfer agency fees for the Fund. During the period September 2, 1998* through August 31, 1999, transfer agency fees and waivers were as follows:

                                        GROSS
                                      TRANSFER                     NET TRANSFER
                                     AGENCY FEES     WAIVERS       AGENCY FEES
                                   --------------   ---------     --------------
Schneider Small Cap Value Fund       $28,615        $(11,953)         $16,662
------------------
*    Commencement of operations.

     Provident Distributors (PDI) provides certain administrative services to the Fund. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     For the period September 2, 1998* through August 31, 1999, PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund. During this period, administrative services fees and waivers were as follows:

                                        GROSS                           NET
                                   ADMINISTRATIVE                 ADMINISTRATIVE
                                    SERVICES FEES    WAIVERS      SERVICES FEES
                                   --------------   ---------     --------------
Schneider Small Cap Value Fund        $10,745        $(8,595)         $2,150
------------------
*    Commencement of operations.

     These fees are accrued daily and paid monthly.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 1999

3.   INVESTMENT IN SECURITIES

     For U.S. federal income tax purposes, the costs of securities owned through
August   31,   1999   was   $10,791,261.   Accordingly,   the   net   unrealized
appreciation/(depreciation) of investments was as follows:

                                     GROSS           GROSS     NET APPRECIATION/
                                  APPRECIATION   DEPRECIATION    (DEPRECIATION)
                                  ------------   ------------  -----------------
Schneider Small Cap Value Fund     $2,951,440     $(673,541)      $2,277,899

     For the period September 2, 1998* through August 31, 1999, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                   PURCHASES        SALES
                                  -----------    -----------
Schneider Small Cap Value Fund    $21,615,146    $11,073,270

------------------
*    Commencement of operations.

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 1999 the Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions   in  capital   shares  for  the  period   September  2,  1998
(commencement of operations) through August 31, 1999 were as follows:

                                   SHARES          AMOUNT
                                   -------       ----------
Sales ........................     780,646       $9,748,827
Reinvestments ................       4,306           49,685
Repurchases ..................     (68,611)        (904,929)
                                   -------       ----------
Net increase .................     716,341       $8,893,583
                                   =======       ==========

     On  August  31,  1999,  two  shareholders  held  approximately  27%  of the
outstanding   shares  of  the  Schneider  Small  Cap  Value  fund.  One  of  the shareholders, an officer of the adviser, owns approximately 14% of the outstanding shares.

5.   RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 1999, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

                                                     ACCUMULATED
                                    UNDISTRIBUTED    NET REALIZED    ADDITIONAL
                                   NET INVESTMENT     GAIN/(LOSS)      PAID-IN
                                    INCOME (LOSS)   ON INVESTMENTS     CAPITAL
                                   --------------   --------------   -----------
Schneider Small Cap Value             $12,155           $(12,155)           --

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 1999) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 1999, the following dividends and distributions per share were paid by each of the Funds:

                                   ORDINARY INCOME          SHORT-TERM GAINS
                                   ---------------          ----------------
Schneider Small Cap Value Fund          $--                      $.13

     These amounts were reported to shareholders as income in 1998. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                                   SCHNEIDER
                              SMALL CAP VALUE FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schneider Small Cap Value Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund"), at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period September 2, 1998 (commencement of operations) through August 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/S/ SIGNATURE
PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 15, 1999

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INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Wayne, PA 19087

ADMINISTRATOR
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, PA 19428-2961

CUSTODIAN
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

COUNSEL
Drinker Biddle & Reath
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.